UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2024

RYAN SPECIALTY HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40645	86-2526344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Wacker Drive, Suite 4000
Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 784-6001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	RYAN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 2, 2024, Ryan Specialty Holdings, Inc. (“Ryan Specialty”) issued a press release announcing that Ryan Specialty, LLC (the “Company”), an indirect subsidiary of Ryan Specialty, is seeking to issue up to $500.0 million aggregate principal amount of additional 5.875% Senior Secured Notes due 2032 in a private offering (the “New 2032 Notes”). The New 2032 Notes will be issued as additional notes under the indenture governing the outstanding $600.0 million in aggregate principal amount of the Company’s 5.875% Senior Secured Notes due 2032 issued on September 19, 2024 (the “Existing 2032 Notes”). A copy of the press release relating to the New 2032 Notes offering is furnished as Exhibit 99.1 hereto.

The Existing 2032 Notes are, and the New 2032 Notes will be, jointly and severally, unconditionally guaranteed on a senior secured basis by each of the Company’s existing and future wholly owned subsidiaries that guarantee its obligations under its 4.375% Senior Secured Notes due 2030 (the “Existing 2030 Notes”) and its credit agreement. The Existing 2032 Notes are not, and the New 2032 Notes will not be, guaranteed by Ryan Specialty. Subject to certain exceptions, the Existing 2032 Notes are, and the New 2032 Notes will be, secured on a first-lien basis by substantially all of the assets that secure the Company’s Existing 2030 Notes and its obligations under the credit agreement, including the obligations relating to the revolving credit facility under the credit agreement (the “Revolving Credit Facility”).

The Company intends to use the net proceeds from this offering of the New 2032 Notes for future acquisition opportunities and investments consistent with its acquisition strategy and for general corporate purposes, and to pay fees and expenses related to this offering. As the Company seeks to execute on its acquisition strategy and effectively manage its capital, the Company may use some of the net proceeds from this offering to temporarily repay up to $400.0 million of outstanding borrowings under its Revolving Credit Facility that were used to fund a portion of the $450.0 million acquisition of Innovisk Capital Partners on November 4, 2024.

The New 2032 Notes will be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain persons outside of the United States pursuant to Regulation S under the Securities Act. The Existing 2032 Notes and the related guarantees are not, and the New 2032 Notes and the related guarantees will not be, registered under the Securities Act or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws. The information contained in this Current Report on Form 8-K, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the New 2032 Notes or any other securities of Ryan Specialty or the Company.

The information contained in this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereunder, nor shall it be deemed incorporated by reference into any registration statement or other documents pursuant to the Securities Act, or into any filing or other document pursuant to the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve substantial risks and uncertainties and that reflect Ryan Specialty’s current expectations and projections with respect to, among other things, its plans, objectives, and business. These forward-looking statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the proposed transaction and opportunities related thereto, as well as the timing or nature of future operating or financial performance or other events. All forward-looking statements are subject to risks and uncertainties, known and unknown, that may cause actual results to differ materially from those that Ryan Specialty expected, including potential adverse reactions or competitive responses to any acquisition and other transactions, the possibility that the anticipated benefits of any of our acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of acquired assets and operations, risks related to disruption of management time from ongoing business operations due to the transaction and our ability to access or obtain debt financing on terms satisfactory to us or at all. For more detail on the risk factors that may affect Ryan Specialty’s results, see the section entitled “Risk Factors” in our most recent annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), and in other documents filed with, or furnished to, the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Given these factors, as well as other variables that may affect Ryan Specialty’s operating results, you are cautioned not to place undue reliance on these forward-looking statements, not to assume that past financial performance will be a reliable indicator of future performance, and not to use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this Current Report on Form 8-K, Exhibit 99.1 and in any oral statements made in connection herewith relate only to events as of the date hereof. Ryan Specialty does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated as of December 2, 2024.

101	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYAN SPECIALTY HOLDINGS, INC.

Date: December 2, 2024	By:	/s/ Mark S. Katz
	Name:	Mark S. Katz
	Title:	Executive Vice President, General Counsel and Corporate Secretary